SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
July 21, 2011

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 21, 2011, Environmental Tectonics Corporation (the “Company”) held its Annual Meeting of Stockholders.

The Company provides the following information regarding the results of the matters voted on by Stockholders at the Annual Meeting:

a)
The shareholders elected George K. Anderson, M.D., Linda J. Brent, H. F. Lenfest, William F. Mitchell, George A. Sawyer, and Winston E. Scott to the Board of Directors of the Company pursuant to the vote set forth below:

Director	Votes For	Votes Withheld
George K. Anderson, M.D.	14,436,775	32,470
Linda J. Brent	14,467,185	2,060
H. F. Lenfest	14,467,485	1,760
William F. Mitchell	14,466,185	3,060
George A. Sawyer	14,435,575	33,670
Winston E. Scott	14,466,185	3,060

b)
The Stockholders ratified the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 24, 2012.  The number of shares cast in favor of the ratification of McGladrey & Pullen LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,576,786	1,403	3,330	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: July 21, 2011	By:	/s/ Robert L. Laurent, Jr.
Robert L. Laurent, Jr.
Chief Financial Officer